Acquisition of subsidiaries	12 Months Ended
Dec. 31, 2015
Acquisition of subsidiaries [Abstract]
Acquisition of subsidiaries

9. Acquisition of subsidiaries

Acquisition of XIN Eco Marine Group Properties Sdn Bhd

On December 29, 2014, Xinyuan International (Hong Kong) Property Investment Inc. (“XYHK”) signed an agreement to acquire a 100% equity interest in XIN Eco Marine Group Properties Sdn Bhd (formerly named EMG Group Properties Sdn Bhd) (“EMG”) for purpose of acquiring a land reclamation development located in Pekan Klebang, Section II, District of Melaka Tengah, Malaysia.

XYHK paid a purchase price of approximately US$10 million in cash to complete the acquisition on December 29, 2014 (“acquisition date”). The goodwill recognized at acquisition date amounting to US$278,300, which is not tax deductible, is primarily attributable to synergies expected to be achieved from the acquisition through expansion into an overseas market. The accounting for this acquisition was incomplete in 2014 because the transaction occurred only shortly before the end of the fiscal year and therefore, the amounts recognized in the consolidated financial statements are regarded provisional as of December 31, 2014.

On the acquisition date, EMG signed an agreement (“Service Agreement”) with one of the selling shareholders, Mr. Alex Teh Chee Teong (“Mr.Teh”), appointing Mr. Teh as a Project Manager to assist XYHK in supervising and completing the land reclamation development within twenty four months from the commencement date. Under the same Service Agreement, EMG granted Mr. Teh an option to purchase 25% of EMG's equity interest (“Share Option”) in exchange for post-acquisition services subject to the fulfillment of certain performance conditions. The Company with the assistance of an independent valuer determined that the fair value of the Share Option at the acquisition date is US$3,167,000. However, no compensation expense was recorded as of December 31, 2014 and 2015 since such performance conditions were not met.

Since the acquisition date, neither the results of operations nor pro forma results of operations of EMG were presented because the effects of EMG were not material to the Group's consolidated financial statements.

An analysis of the cash flows in respect of the acquisition of EMG is as follows:

US$

Cash consideration	(10,000,000)
Cash and cash equivalents acquired	2,200
Net outflow of cash and cash equivalents	(9,997,800)

The purchase price allocation for the acquisition is primarily based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on December 29, 2014.

US$

Total purchase price	10,000,000

Net identifiable assets acquired:
Cash and cash equivalents	2,200
Land reclamation development	9, 740,000
Goodwill	278,300
Current liabilities	(20,500)
Net assets acquired	10,000,000